Exhibit 99.1

Allscripts Consolidation Workbook
Non-GAAP Presentation and FAQ
July 6, 2016

Contact Information:
Seth R. Frank, Vice President Investor Relations
seth.frank@allscripts.com
+1 (312) 506-1213

DISCLAIMER

This following disclosures contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements include, without limitation, statements regarding Allscripts Healthcare Solutions, Inc.’s (the “Company’s”) financial estimates.

These forward-looking statements are based on the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties.  Actual results could differ from those set forth in the forward-looking statements, and reported results should not be considered an indication of future performance.  Certain factors that could cause the Company’s actual results to differ materially from those described in the forward-looking statements can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2016.  The Company’s Annual Report and its other filings are available at our website (http://investor.allscripts.com) and on the Securities and Exchange Commission’s website (http://www.sec.gov).  Allscripts does not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements.

Allscripts, the Allscripts logo, and other Allscripts marks are trademarks of the Company or its subsidiaries.  Other company logos and product names featured in the following disclosures may be the trademarks of their respective owners.

EXPLANATORY NOTE AND BASIS OF NON-GAAP PRESENTATION

The following unaudited supplemental and non-GAAP pro forma financial information of Allscripts Healthcare Solutions, Inc. reflecting the acquisition of Netsmart, Inc. is based in part on the unaudited pro forma condensed combined financial information for the year ended December 31, 2015 and the interim three month period ended March 31, 2016, as required by Items 9.01(a) and 9.01(b) of Form 8-K, which is included in Allscripts Form 8-K/A filed on July 5, 2016. We derived the unaudited pro forma condensed combined financial information by applying pro forma adjustments attributable to the Netsmart, Inc. (“Netsmart”) acquisition to our historical condensed consolidated financial statements and the Netsmart financial statements included in the Form 8-K/A. The unaudited pro forma condensed combined statements of operations for the year ended December 31, 2015 and the interim three month period ended March 31, 2016, give effect to the Netsmart acquisition as if it had occurred on January 1, 2015. We describe the assumptions underlying the pro forma adjustments in the notes accompanying the unaudited pro forma condensed combined financial information included in Allscripts Form 8-K/A filed on July 5, 2016. Therefore, the following supplemental and non-GAAP pro forma financial information of Allscripts Healthcare Solutions, Inc. should be read in conjunction with the unaudited pro forma condensed combined financial information and accompanying notes included in Allscripts Form 8-K/A filed on July 5, 2016.

The primary purpose of the following unaudited supplemental and non-GAAP pro forma financial information is to provide the financial community with an additional presentation of historical pro forma amounts consistent with Allscripts historical quarterly and annual financial reporting on both a GAAP and non-GAAP basis. In order to achieve such consistency in presentation, we have excluded the accretion of the redemption preference on the redeemable convertible non-controlling interest deduction to GAAP net income for purposes of calculating non-GAAP net income in total and on a per-share basis. Instead, total non-GAAP net income is reduced for the non-GAAP net income attributable to non-controlling interests based on their applicable equity ownership percentages to calculate non-GAAP net income and earnings per share attributable to Allscripts.

The following unaudited supplemental and non-GAAP pro forma financial information is for illustrative and informational purposes only and should not be considered indicative of the results that would have been achieved had the Netsmart acquisition been consummated on January 1, 2015 and do not purport to represent consolidated statement of operations data or other financial data as of any future date or any future period.

The following unaudited supplemental and non-GAAP pro forma financial information included in this Form 8-K should also be read in conjunction with Allscripts historical consolidated financial statements and accompanying notes included in Allscripts Annual Report on Form 10-K for the year ended December 31, 2015 and Allscripts Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2016 as well as in conjunction with the historical financial statements of Netsmart for the years ended December 31, 2015, 2014 and 2013 and the interim historical unaudited financial statements of Netsmart for the quarterly period ended March 31, 2016, both of which are included in the Allscripts Form 8-K/A filed on July 5, 2016.

Explanation of Non-GAAP Financial Measures

This presentation includes references to non-GAAP revenue, operating income, net income, including non-GAAP earning per share, non-GAAP effective income tax rate, and Adjusted EBITDA, which are also considered non-GAAP financial measures under Section 101 of Regulation G under the Securities Exchange Act of 1934, as amended. Each of these measures adjusts for certain items and are not considered financial measures under generally accepted accounting principles in the United States (“GAAP”).

-	Non-GAAP revenue consists of GAAP revenue and adds back the impact of deferred revenue adjustments from purchase accounting treatment for the period, if applicable.
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Non-GAAP operating income consists of GAAP income (loss) from operations, as reported, and adds back the impact of deferred revenue adjustments from purchase accounting treatment for the period, if applicable, acquisition-related amortization, stock-based compensation expense, non-recurring expenses and transaction-related costs, and non-cash asset impairment charges.

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Non-GAAP effective income tax rate is based on non-GAAP pre-tax earnings and consists of the statutory federal income tax rate, Allscripts effective state income tax rate and adjustments for permanent differences.

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Non-GAAP net income consists of GAAP net income (loss), as reported, and adds back the impact of deferred revenue adjustments from purchase accounting treatment for the period, if applicable, acquisition-related amortization, stock-based compensation expense, non-recurring expenses and transaction-related costs, non-cash charges to interest expense and other, non-cash asset impairment charges, and equity in net earnings of unconsolidated investments with an adjustment for the aggregate tax effect of the foregoing items.  Non-GAAP net income also includes a tax rate alignment adjustment.

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Non-GAAP net income attributable to Allscripts consists of non-GAAP net income, as defined above, adjusted for the net income attributable to non-controlling interests based on their applicable equity ownership percentages.

-	Non-GAAP earnings per share consists of non-GAAP net income attributable to Allscripts, as defined above, divided by weighted shares outstanding – diluted in the applicable period.
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Adjusted EBITDA is a non-GAAP measure and consists of GAAP net income (loss), as reported, and adjusts for: the impact of deferred revenue adjustments from purchase accounting treatment for the period, if applicable; depreciation and amortization; stock-based compensation expense; non-recurring expenses and transaction-related costs; non-cash asset impairment charges; interest expense and other, net; equity in net earnings of unconsolidated investments; and tax provision (benefit).

Management believes that non-GAAP measures provide useful supplemental information to management and investors regarding the underlying performance of Allscripts business operations. Acquisition accounting adjustments made in accordance with GAAP can make it difficult to make meaningful comparisons of the underlying operations of the business without considering the non-GAAP adjustments provided and discussed herein.  Management also uses this information internally for forecasting and budgeting, as it believes that these measures are indicative of core operating results. In addition, management may use non-GAAP measures to measure achievement under Allscripts stock and cash incentive compensation plans. Note, however, that non-GAAP measures are performance measures only, and they do not provide any measure of cash flow or liquidity.  Non-GAAP financial measures are not in accordance with, or an alternative for, measures of financial performance prepared in accordance with GAAP and may be different from non-GAAP measures used by other companies. Non-GAAP measures have limitations in that they do not reflect all of the amounts associated with Allscripts results of operations as determined in accordance with GAAP.

Investors and potential investors are encouraged to review the reconciliation of non-GAAP financial measures with GAAP financial measures contained within the company's press releases in Forms 8-K dated February 18, 2016 and May 5, 2016 and in the Form 8-K/A dated July 5, 2016.  These are available on Allscripts investor relations website (http://www.investor.Allscripts.com).

Allscripts Healthcare Solutions, Inc.

Condensed Non-GAAP Pro Forma Financial Information

(In millions, except per share amounts and percentages)

(Unaudited)

	Pro Forma Allscripts and Netsmart Combined
	Three Months Ended March 31, 2016	Year Ended December 31, 2015
Total revenue, as reported	$395.7	$1,553.9

Deferred revenue adjustments	-	25.0
Total non-GAAP revenue	$395.7	$1,578.9

Income (loss) from operations, as reported	$11.9	$(1.5)
Deferred revenue adjustments	-	25.0
Acquisition-related amortization (a)	20.6	88.0
Stock-based compensation expense	13.5	52.6
Non-recurring expenses and transaction-related costs	2.5	33.6
Non-cash asset impairment charges	4.7	1.5
Total non-GAAP operating income	$53.2	$199.2

Net income (loss), attributable to Allscripts Healthcare Solutions, Inc. stockholders, as reported	$(16.4)	$(92.5)
Net income attributable to non-controlling interest	0.1	0.2
Accretion of redemption preference on redeemable convertible non-controlling interest	11.4	41.1
Net income (loss), as reported	$(4.9)	$(51.2)
Deferred revenue adjustments	-	25.0
Acquisition-related amortization (a)	20.6	88.0
Stock-based compensation expense	13.5	52.6
Non-recurring expenses and transaction-related costs	2.5	33.6
Non-cash asset impairment charges	4.7	1.5
Non-cash charges to interest expense and other	3.5	16.5
Equity in net earnings of unconsolidated investments	2.6	3.2
Tax effect of adjustments to reconcile GAAP to non-GAAP net income	(16.7)	(78.8)
Tax rate alignment	(1.0)	(0.9)
Non-GAAP net income	$24.8	$89.5
Less: Non-GAAP net income attributable to non-controlling interest	(2.5)	(9.9)
Non-GAAP net income attributable to Allscripts Healthcare Solutions, Inc.	$22.3	$79.6

Non-GAAP effective tax rate	35%	35%

Weighted shares outstanding - diluted	190.7	186.5

Non-GAAP earnings per share attributable to Allscripts Healthcare Solutions, Inc. - diluted	$0.12	$0.43

Allscripts Healthcare Solutions, Inc.

Non-GAAP Pro Forma Financial Information – Adjusted EBITDA

(In millions, except percentages)

(Unaudited)

	Pro Forma Allscripts and Netsmart Combined
	Three Months Ended March 31, 2016	Year Ended December 31, 2015
Total revenue, as reported	$395.7	$1,553.9
Deferred revenue adjustments	-	25.0
Total non-GAAP revenue	$395.7	$1,578.9

Net income (loss), as reported	$(4.9)	$(51.2)
Deferred revenue adjustments	-	25.0
Depreciation and amortization	44.9	196.8
Stock-based compensation expense	13.5	52.6
Non-recurring expenses and transaction-related costs	2.5	33.6
Non-cash asset impairment charges	4.7	1.5
Interest expense and other, net	15.1	65.0
Equity in net earnings of unconsolidated investments	2.6	2.1
Tax provision/(benefit)	(4.3)	(29.2)
Adjusted EBITDA	74.1	296.2
Adjusted EBITDA attributable to non-controlling interest	10.8	43.2
Adjusted EBITDA, net of non-controlling interest	$63.3	$253.0

Adjusted EBITDA margin, net of non-controlling interest (b)	16%	16%
Adjusted EBITDA margin (c)	19%	19%

(a)	Historical capitalized software amortization related to Netsmart, Inc. has been recharacterized as acquisition-related amortization for purposes of non-GAAP pro forma presentation.
(b)	Adjusted EBITDA margin, net of non-controlling interest is calculated by dividing adjusted EBITDA, net of non-controlling interest by total revenue.
(c)	Adjusted EBITDA margin is calculated by dividing adjusted EBITDA by total revenue.

Frequently Asked Questions

1.	What is this 8-K filing related to and how should it be used?
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Allscripts filed a report on Form 8-K/A on July 5, 2016, related to the Netsmart joint business entity.  The Form 8-K/A amended the Form 8-K that was filed on April 25, 2016 announcing the completion of the formation of a joint business entity, Nathan Holding LLC, with the private equity firm GI Netsmart Holdings LLC, a Delaware limited liability company (“GI Partners”), that combined Netsmart, Inc. with Allscripts Homecare business.  The Form 8-K/A filing includes, as required, the historical audited financial statements of Netsmart as well as the unaudited pro forma condensed combined financial information for Allscripts and Netsmart given the plan to consolidate the results of the joint business entity and Allscripts going forward beginning on April 19, 2016.

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This report on Form 8-K consists of unaudited pro forma non-GAAP reconciliations, based on the historical unaudited pro forma condensed combined financial information results discussed above, in order to provide the financial community with an additional presentation of historical pro forma amounts consistent with Allscripts historical quarterly and annual financial reporting on both a GAAP and non-GAAP basis.

2.	How much of the joint business entity does Allscripts own?
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As of June 30, 2016, Allscripts owns 49.1%, GI Partners owns 47.2% and Netsmart’s management owns 3.7% of the outstanding equity interests in the joint business entity for purposes of calculating equity interest of net income and related profitability metrics.

Separately, Allscripts borrowed $43.8 million on its existing revolving facility for purposes of its cash contribution in exchange for common stock in the joint business entity.

3.	What is the total debt of the joint business entity?
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Giving effect to the acquisition of Netsmart, Inc. by the joint business entity, as of June 30, 2016, the joint business entity's total debt, excluding capital lease obligations, was $534 million consisting of $562 million of principal amounts owed less $27.9 million of non-cash, unamortized debt issuance costs.

4.	What are the terms and interest payments?
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The joint business entity’s debt consists of a first lien loan of $395 million and a second lien loan of $167 million.  Current interest rates are 5.75 percent on the first lien loan and 10.5 percent on the second lien loan.

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Total pro forma GAAP interest expense of the joint business entity only for the quarter ended March 31, 2016 equals $10.7 million. In addition, non-cash amortization of debt issuance costs totaled $1.1 million, which equals total GAAP interest expense of $11.9 million for the quarter.

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The debt incurred by the joint business entity is non-recourse to Allscripts and its wholly-owned subsidiaries as illustrated in the presentation of the unaudited pro forma condensed combined balance sheet as of March 31, 2016 in the Form 8-K/A referred to above.

5.	Are you providing a historical non-GAAP P&L view today?
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The Form 8-K/A filing referred to above includes complete audited consolidated annual results for Netsmart, Inc. and its subsidiaries for the years ended December 31, 2013, 2014 and 2015.  The Form 8-K/A also includes interim unaudited financial statements for the quarters ended March 31, 2016 and 2015 and unaudited pro forma condensed combined financial information of Allscripts reflecting the acquisition of Netsmart as if it had occurred on January 1, 2015.

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This Form 8-K includes non-GAAP consolidated financial information of Allscripts for the year ended December 31, 2015 and the quarter ended March 31, 2016 on a pro forma basis reflecting the acquisition of Netsmart.

6.	Are you providing a quarterly recast of the historical P&L?
-	Today we are providing, in addition to the required GAAP disclosures, non-GAAP information for the consolidated periods (i.e. first quarter 2016 and year 2015).
7.	Are you providing a recast of bookings and backlog?
-	Not at this time. However, Allscripts plans to discuss the impact of the Netsmart acquisition on consolidated results on both bookings and backlog beginning in the second quarter of 2016.
-	As announced via press release yesterday, Allscripts second quarter 2016 financials will be released after the market closes on Thursday, August 4, 2016.
8.	What non-GAAP information are you providing today?
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We have issued schedules that are the equivalent to Allscripts historical non-GAAP income and adjusted EBITDA calculations on a consolidated basis for the three months ended March 31, 2016 and year ended December 31, 2015.

9.	Are you allocating Netsmart revenue between software and services as well as recurring and non-recurring revenue?
-	Yes, consolidated detailed numbers beginning in second quarter of 2016 will include Netsmart’s software and services revenue with each allocated to recurring and non-recurring amounts.
10.	Where is the gross margin calculation?
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The presentation in today’s filing is based on Netsmart’s historical audited financials.  Direct costs of solution delivery are included in total expenses – there is no historical gross profit presentation.

-	Beginning in the second quarter of 2016, the consolidation will on a go-forward basis map to Allscripts historical presentation format, including cost of goods sold for software and services.

11.	What is included in the Adjusted EBITDA calculations?
-	Allscripts Adjusted EBITDA calculation is consistent with historically presented EBITDA calculations and uses as a starting point the consolidated net income (loss), as reported.
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“Adjusted EBITDA, net of the non-controlling interest” excludes the Adjusted EBITDA attributable to non-controlling interests based on their applicable equity ownership percentages. The calculation of the Adjusted EBITDA amount, net of the non-controlling interests, is consistent with the calculation of this financial measure included in Allscripts most recent financial guidance for 2016 issued on May 5, 2016.

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“Adjusted EBITDA” is also presented as a subtotal before the adjustment for Adjusted EBITDA attributable to non-controlling interests. This subtotal reflects Adjusted EBITDA on a full consolidation basis, consistent with a fully consolidated revenue presentation as required under GAAP.

12.	What is the “accretion of redemption preference on redeemable convertible non-controlling interest” deduction from GAAP net income that is added back for purposes of calculating non-GAAP income?
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As disclosed at the time of the merger announcement, the joint business entity operating agreement provides that the private equity firm (GI Partners) and Netsmart’s management would receive redeemable convertible interest units (Class A Units) in exchange for their cash contribution.

-	The Class A Units entitle holders to redeem their Class A Units at the original issue price plus an 11% annual return at the later of either:
i.	(A) (1) the earlier of the 5th anniversary of the joint business entity’s formation and (2) a change in control of Allscripts; OR:
ii.	(B) The earlier of (1) full payment of the amounts owed under the credit facility or (2) the date agreed to by the lenders in the credit facility, if amounts are still owed.
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The accretion of the redemption preference represents the required GAAP treatment that, in essence accounts over time for the accumulating downside protection to Class A Units holders in the event of a deemed liquidation of the joint business entity.

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As a result, Allscripts has included in the historical pro forma unaudited statements of operations, and will include in future consolidated results, an accretion charge against GAAP net income (loss) attributable to Allscripts stockholders.

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This charge, as illustrated in the non-GAAP pro forma information, has been and will continue to be excluded for purposes of calculating Allscripts non-GAAP net income in total and on a per-share basis. Instead, Allscripts non-GAAP net income in total and on a per-share basis will reflect the net income (loss) attributable to non-controlling interests in the joint business entity based on their applicable equity ownership percentages.